                                                                EXHIBIT 10.13(f)

                                                                         T-15793

                          GAS TRANSPORTATION AGREEMENT

                                     BETWEEN

                       TEXAS GAS TRANSMISSION CORPORATION

                                       AND

                         MISSISSIPPI VALLEY GAS COMPANY

                             DATED NOVEMBER 5, 1999

                                      INDEX

                                                                                      PAGE NO.
                                                                                      --------
ARTICLE I                    Definitions                                                 1

ARTICLE II                   Transportation Service                                      1

ARTICLE III                  Scheduling                                                  2

ARTICLE IV                   Points of Receipt and Delivery                              2

ARTICLE V                    Term of Agreement                                           3

ARTICLE VI                   Point(s) of Measurement                                     3

ARTICLE VII                  Facilities                                                  3

ARTICLE VIII                 Rates and Charges                                           3

ARTICLE IX                   Miscellaneous                                               4

                             EXHIBIT "A"
                             FIRM POINT(S) OF RECEIPT

                             EXHIBIT "A-I"
                             SECONDARY POINT(S) OF RECEIPT

                             EXHIBIT "B"
                             FIRM POINT(S) OF DELIVERY

                             EXHIBIT "C"
                             SUPPLY LATERAL CAPACITY

                             STANDARD FACILITIES KEY

                          FIRM TRANSPORTATION AGREEMENT

         THIS AGREEMENT, made and entered into this 5th day of November, 1999, by and between Texas Gas Transmission Corporation, a Delaware corporation, hereinafter referred to as "Texas Gas," and Mississippi Valley Gas Company, a Mississippi corporation, hereinafter referred to as "Customer,"

                                   WITNESSETH:

         WHEREAS, Customer, has natural gas which it desires Texas Gas to move through its existing facilities; and

         WHEREAS, Texas Gas has the ability in its pipeline system to move natural gas for the account of Customer; and

         WHEREAS, Customer desires that Texas Gas transport such natural gas for the account of Customer; and

         WHEREAS, Customer and Texas Gas are of the opinion that the transaction referred to above falls within the provisions of Section 284.223 of Subpart G of
Part 284 of the Federal Energy Regulatory Commission's (Commission) regulations and the blanket certificate issued to Texas Gas in Docket No. CP88-686-000, and can be accomplished without the prior approval of the Commission;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto covenant and agree as follows:

                                    ARTICLE I

Definitions

1.1 Definition of Terms of the General Terms and Conditions of Texas Gas's FERC Gas Tariff on file with the Commission is hereby incorporated by reference and made a part of this Agreement.

                                   ARTICLE II

Transportation Service

2.1 Subject to the terms and provisions of this Agreement, Customer agrees to deliver or cause to be delivered to Texas Gas, at the Point(s) of Receipt in Exhibit "A" hereunder, Gas for Transportation, and Texas Gas agrees to receive, transport, and redeliver, at the Point(s) of Delivery in Exhibit "B" hereunder, Equivalent Quantities of Gas to Customer or for the account of Customer, in accordance with Section 3 of Texas Gas's effective FT Rate Schedule and the terms and conditions contained herein, up to 10,000 MMBtu per day, which shall be Customer's Firm Transportation Contract Demand, and up to 1,510,000 MMBtu during the winter season, and up to 2,140,000 MMBtu during the summer season, which shall be Customer's Seasonal Quantity Levels.

2.2 Customer shall reimburse Texas Gas for the Quantity of Gas required for fuel, company use, and unaccounted for associated with the transportation service hereunder in accordance with Section 16 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff. The applicable fuel retention percentage(s) is shown on Exhibit "A". Texas Gas may adjust the fuel retention percentage as operating circumstances warrant; however, such change shall not be retroactive. Texas Gas agrees to give Customer thirty (30) days written notice before changing such percentage.

2.3 Texas Gas, at its sole option, may, if tendered by Customer, transport daily quantities in excess of the Transportation Contract Demand,

2.4 In order to protect its system, the delivery of gas to its customers and/or the safety of its operations, Texas Gas shall have the right to vent excess natural gas delivered to Texas Gas by Customer or Customer's supplier(s) in that part of its system utilized to transport gas received here-under. Prior to venting excess gas, Texas Gas will use its best efforts to contact Customer or Customer's supplier(s) in an attempt to correct such excess deliveries to Texas Gas. Texas Gas may vent such excess gas solely within its reasonable judgment and discretion without liability to Customer, and a pro rata share of any gas so vented shall be allocated to Customer. Customer's pro rata share shall be determined by a fraction, the numerator of which shall be the quantity of gas delivered to Texas Gas at the Point of Receipt by Customer or Customer's supplier(s) in excess of Customer's confirmed nomination and the denominator of which shall be the total quantity of gas in excess of total confirmed nominations flowing in that part of Texas Gas's system utilized to transport gas, multiplied by the total quantity of gas vented or lost hereunder.

2.5 Any gas imbalance between receipts and deliveries of gas, less fuel and PVR adjustments, if applicable, shall be cleared each month in accordance with
Section 17 of the General Terms and Conditions in Texas Gas's FERC Gas Tariff. Any imbalance remaining at the termination of this Agreement shall also be cashed-out as provided herein.

                                   ARTICLE III

Scheduling

3.1 Customer shall be obligated four (4) working days prior to the end of each month to furnish Texas Gas with a schedule of the estimated daily quantity(ies) of gas it desires to be received, transported, and redelivered for the following month. Such schedules will show the quantity(ies) of gas Texas Gas will receive from Customer at the Point(s) of Receipt, along with the identity of the supplier(s) that is delivering or causing to be delivered to Texas Gas quantities for Customer's account at each Point of Receipt for which a nomination has been made.

3.2 Customer shall give Texas Gas, after the first of the month, at least twenty-four (24) hours notice prior to the commencement of any day in which Customer desires to change the quantity(ies) of gas it has scheduled to be delivered to Texas Gas at the Point(s) of Receipt. Texas Gas agrees to waive this 24-hour prior notice and implement nomination changes requested by Customer to commence in such lesser time frame subject to Texas Gas's being able to confirm and verify such nomination change at both Receipt and Delivery Points, and receive PDAs reflecting this nomination change at both Receipt and Delivery Points. Texas Gas will use its best efforts to make the nomination change effective at the time requested by Customer; however, if Texas Gas is unable to do so, the nomination change will be implemented as soon as confirmation is received.

                                   ARTICLE IV

Points of Receipt, Delivery, and Supply Lateral Allocation

4.1 Customer shall deliver or cause to be delivered natural gas to Texas Gas at the Point(s) of Receipt specified in Exhibit "A" attached hereto and Texas Gas shall redeliver gas to Customer or for the account of Customer at the Point(s) of Delivery specified in Exhibit "B" attached hereto in accordance with Sections 7 and 15 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff.

4.2 Customer's preferential capacity rights on each of Texas Gas's supply laterals shall be as set forth in Exhibit "C" attached hereto, in accordance with Section 34 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff.

                                    ARTICLE V

Term of Agreement

5.1 This Agreement shall become effective December 1, 1999, and remain in full force and effect for a primary term beginning December 1, 1999, (with the rates and charges described in Article VIII becoming effective on that date) and extending for a period of six years from that date, or through October 31, 2005; with extensions of one year at the end of the primary term and each additional term thereafter unless written notice is given at least three hundred sixty-five
(365) days prior to the end of such term by either party.

                                   ARTICLE VI

Point(s) of Measurement

6.1 The gas shall be delivered by Customer to Texas Gas and redelivered by Texas Gas to Customer at the Point(s) of Receipt and Delivery hereunder.

6.2 The gas shall be measured or caused to be measured by Customer and/or Texas Gas at the Point(s) of Measurement which shall be as specified in Exhibits "A", "A-I", and "B" herein. In the event of a line loss or leak between the Point of Measurement and the Point of Receipt, the loss shall be determined in accordance with the methods described contained in Section 3, "Measuring and Measuring Equipment," contained in the General Terms and Conditions of First Revised Volume No. 1 of Texas Gas's FERC Gas Tariff.

                                   ARTICLE VII

Facilities

7.1 Texas Gas and Customer agree that any facilities required at the Point(s) of Receipt, Point(s) of Delivery, and Point(s) of Measurement shall be installed, owned, and operated as specified hi Exhibits "A", "A-I", and "B" herein. Customer may be required to pay or cause Texas Gas to be paid for the installed cost of any new facilities required as contained in Sections 1.3, 1.4, and 1.5 of Texas Gas's FT Rate Schedule. Customer shall only be responsible for the installed cost of any new facilities described in this Section if agreed to in writing between Texas Gas and Customer.

                                  ARTICLE VIII

Rates and Charges

8.1 Each month, Customer shall pay Texas Gas for the service hereunder an amount determined in accordance with Section 5 of Texas Gas's FT Rate Schedule contained in Texas Gas's FERC Gas Tariff, which Rate Schedule is by reference made a part of this Agreement. The maximum rates for such service consist of a monthly reservation charge multiplied by Customer's firm transportation demand as specified in Section 2.1 herein. The reservation charge shall be billed as of the effective date of this Agreement. In addition to the monthly reservation charge, Customer agrees to pay Texas Gas each month the maximum commodity charge up to Customer's Transportation Contract Demand. For any quantities delivered by Texas Gas in excess of Customer's Transportation Contract

Demand, Customer agrees to pay the maximum FT overrun commodity charge. In addition, Customer agrees to pay:

    (a)  Texas Gas's Fuel Retention percentage(s).

    (b) The currently effective GRI funding unit, if applicable, the currently effective FERC Annual Charge Adjustment unit charge (ACA), the currently effective Take-or-Pay surcharge, or any other then currently effective surcharges, including but not limited to Order 636 Transition Costs.

If Texas Gas declares force majeure which renders it unable to perform service herein, then Customer shall be relieved of its obligation to pay demand charges for that part of its FT Contract Demand affected by such force majeure event until the force majeure event is remedied.

Unless otherwise agreed to in writing by Texas Gas and Customer, Texas Gas may, from time to time, and at any time selectively after negotiation, adjust the rate(s) applicable to any individual Customer; provided, however, that such adjusted rate(s) shall not exceed the applicable Maximum Rate(s) nor shall they be less than the Minimum Rate(s) set forth in the currently effective Sheet No. 10 of this Tariff. If Texas Gas so adjusts any rates to any Customer, Texas Gas shall file with the Commission any and all required reports respecting such adjusted rate.

8.2 In the event Customer utilizes a Secondary Point(s) of Receipt or Delivery for transportation service herein, Customer will continue to pay the monthly reservation charges as described in Section 8.1 above. In addition, Customer will pay the maximum commodity charge applicable to the zone in which gas is received and redelivered up to Customer's Transportation Contract Demand and the maximum overrun commodity charge for any quantities delivered by Texas Gas in excess of Customer's winter season or summer season Transportation Contract Demand. Customer also agrees to pay the ACA, Take-or-Pay Surcharge, GRI charges, fuel retention charge, and any other effective surcharges, if applicable, as described in Section 8.1 above.

8.3 It is further agreed that Texas Gas may seek authorization from the Commission and/or other appropriate body for such changes to any rate(s) and terms set forth herein or in Rate Schedule FT, as may be found necessary to assure Texas Gas just and reasonable rates. Nothing herein contained shall be construed to deny Customer any rights it may have under the Natural Gas Act, as amended, including the right to participate fully in rate proceedings by intervention or otherwise to contest increased rates in whole or in part.

8.4 Customer agrees to fully reimburse Texas Gas for all filing fees, if any, associated with the service contemplated herein which Texas Gas is required to pay to the Commission or any agency having or assuming jurisdiction of the transactions contemplated herein.

8.5 Customer agrees to execute or cause its supplier or processor to execute a separate agreement with Texas Gas providing for the transportation of any liquids and/or liquefiables, and agrees to pay or reimburse Texas Gas, or cause Texas Gas to be paid or reimbursed, for any applicable rates or charges associated with the transportation of such liquids and/or liquefiables, as specified in Section 24 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff.

                                   ARTICLE IX

Miscellaneous

9.1 Texas Gas's Transportation Service hereunder shall be subject to receipt of all requisite regulatory authorizations from the Commission, or any successor regulatory authority, and any other necessary governmental authorizations, in a manner and form acceptable to Texas Gas. The parties agree to furnish each other with any and all information necessary to comply with any laws, orders, rules, or regulations.

9.2 Except as may be otherwise provided, any notice, request, demand, statement, or bill provided for in this Agreement or any notice which a party may desire to give the other shall be in writing and mailed by regular mail, or by postpaid registered mail, effective as of the postmark date, to the post office address of the party intended to receive the same, as the case may be, or by facsimile transmission, as follows:

                                    Texas Gas

         Texas Gas Transmission Corporation
         3800 Frederica Street
         Post Office Box 20008
         Owensboro, Kentucky 42304

         Attention:   Gas Revenue Accounting (Billings and Statements)
                      Marketing Administration (Other Matters)
                      Gas Transportation and Capacity Allocation (Nominations)
                      Fax (270) 688-6817

                                    Customer

         Mississippi Valley Gas Company
         711 West Capitol Street
         Jackson, MS 39204-3348

         Attention:   Mr. Sanford Novick

The address of either party may, from time to time, be changed by a party mailing, by certified or registered mail, appropriate notice thereof to the other party. Furthermore, if applicable, certain notices shall be considered duly delivered when posted to Texas Gas's Electronic Bulletin Board, as specified in Texas Gas's tariff.

9.3      This Agreement shall be governed by the laws of the State of Kentucky.

9.4 Each party agrees to file timely all statements, notices, and petitions required under the Commission's Regulations or any other applicable rules or regulations of any governmental authority having jurisdiction hereunder and to exercise due diligence to obtain all necessary governmental approvals required for the implementation of this Transportation Agreement.

9.5 All terms and conditions of Rate Schedule FT and the attached Exhibits "A", "A-I", "B", and "C" are hereby incorporated to and made a part of this Agreement.

9.6 This contract shall be binding upon and inure to the benefit of the successors, assigns, and legal representatives of the parties hereto.

9.7 Neither party hereto shall assign this Agreement or any of its rights or obligations hereunder without the consent in writing of the other party. Notwithstanding the foregoing, either party may assign its right, title and interest in, to and by virtue of this Agreement including any and all extensions, renewals, amendments, and supplements thereto, to a trustee or trustees, individual or corporate, as security for bonds or other obligations or securities, without such trustee or trustees assuming or becoming in any respect obligated to perform any of the obligations of the assignor and, if any such trustee be a corporation, without its being required by the parties hereto to qualify to do business in the state in which the performance of this Agreement may occur, nothing contained herein shall require consent to transfer this Agreement by virtue of merger or consolidation of a party hereto or a sale of all or substantially all of the assets of a party hereto, or any other corporate reorganization of a party hereto.

9.8 This Agreement insofar as it is affected thereby, is subject to all valid rules, regulations, and orders of all governmental authorities having jurisdiction.

9.9 No waiver by either party of any one or more defaults by the other in the performance of any provisions hereunder shall operate or be construed as a waiver of any future default or defaults whether of a like or a different character.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective representatives thereunto duly authorized, on the day and year first above written.

 ATTEST:                                      TEXAS GAS TRANSMISSION CORPORATION

     -s- Sherry L. Rice                       By         -s- [ILLEGIBLE]
-----------------------------                 ----------------------------------
         Assist. Secretary                               Vice President

WITNESSES:                                    MISSISSIPPI VALLEY GAS COMPANY

_____________________________                 By      -s- San fort Novick
                                              ----------------------------------

_____________________________                 Attest: [ILLEGIBLE]
                                              ----------------------------------
                                                           Secretary

Date of Execution by Customer:

10 NOVEMBER 99

                                  EXHIBIT "A-I"
                          SECONDARY POINT(S) OF RECEIPT

                                                              TGT
                                                             Meter
 Lateral             Segment                      Zone        No.            DRN              Supply Point
---------------------------------------------------------------------------------------------------------------------
EAST
               Bosco-Eunice                        SL        2015            6512     Amerada Hess
                                                   SL        2016            6513     Amerada Hess-South Lewisburg
                                                   SL        2385            6517     D.B. McClinton #1
                                                   SL        2288            6508     Great Southern-Mowata #2
                                                   SL        9804            6545     Great Southern-Mowata #3
                                                   SL        9551          236094     Great Southern-So. Bayou Mallet
                                                   SL        8142            6549     Ritchie
                                                   SL        2740            6499     Superior-Pure
SOUTHEAST
               Blk. 8-Morgan City                  SL        2198           10590     Bois D'Arc
                                                   SL        9142          140570     Bois D' Arc-Pelican Lake
                                                   SL        2109           31917     Chevron-Block 8
                                                   SL        2638           31567     Coon Point
                                                   SL        2845           10588     Lake Pagie
                                                   SL        2460           43557     Peltex Deep Saline #1
                                                   SL        9888           38406     Phillips-Bay Junop
                                                   SL        9552          242183     S.S.20
                                                   SL        2480           31554     S.S. 41
                                                   SL        9471           43569     Sohio
                                                   SL        2755           10587     Texaco-Bay Junop
                                                   SL        9836           10595     Texaco-Dog Lake
                                                   SL        2463           43572     Toce Oil
                                                   SL        9883           10591     Zeit-Lake Pagie

               Henry-Lafayette                     SL        8190           10902     Faustina-Henry
                                                   SL        2790           42612     Henry Hub

               Lafayette-Eunice                    SL        2125            8741     California Co.-North Duson
                                                   SL        2138            6500     California Co.-South Bosco #2
                                                   SL        2389            8737     Duson
                                                   SL        9837           43488     Excel-Judice
                                                   SL        2601            8732     Fina Oil-Anslem Coulee
                                                   SL        8040            6525     Florida
                                                   SL        9906           38741     Quintana-South Bosco
                                                   SL        9005            6538     Rayne-Columbia Gulf
                                                   SL        8067            8736     South Scott
                                                   SL        2810            8738     Tidewater-North Duson
                                                   SL        8051            8727     Youngsville

               Maurice-Freshwater                  SL        9501          204880     Araxas-Abbeville
                                                   SL        2147           10898     CNG-Hell Hole Bayou
                                                   SL        2203           10890     Deck Oil-Perry/Hope
                                                   SL        9160          140571     LLOG-Abbeville
                                                   SL        2394           10906     LRC-Theall
                                                   SL        9800           43550     May Petroleum
                                                   SL        2748          127418     Parc Perdue
                                                   SL        2749           10896     Parc Perdue 2

                                     A-I-1

                                                              TGT
                                                             Meter
 Lateral             Segment                      Zone        No.            DRN                Supply Point
---------------------------------------------------------------------------------------------------------------------
SOUTHEAST (CONT.)                                  SL        9434          171296     Southwestern-Perry
                                                   SL        2706           40933     Sun Ray
                                                   SL        9422          160243     UNOCAL-Freshwater Bayou
                                                   SL        2840           10900     UNOCAL-N, Freshwater Bayou

               Morgan City-Lafayette               SL        2064           43425     Amoco-Charenton
                                                   SL        9173           10277     ANR-Calumet (Rec.)
                                                   SL        9803           38341     Atlantic
                                                   SL        9809           43733     B.H. Petroleum-S.E. Avery
                                                   SL        9881           80583     Bridgeline-Berwick
                                                   SL        9412          185979     Equitable-Lake Peigneur
                                                   SL        9047            8223     Florida Gas-E.B. Pigeon
                                                   SL        2454            8215     FMP/Bayou Postillion
                                                   SL        8059           10279     Franklin
                                                   SL        9437          171297     Hunt Oil-Taylor Point
                                                   SL        9502          211243     Hunt Oil-East Taylor Point
                                                   SL        9854           43546     Linder Oil-Bayou Penchant
                                                   SL        9853           60164     Linder Oil-Garden City
                                                   SL        9544          225037     Nautilus-Garden City
                                                   SL        2189           43561     Rutledge Deas
                                                   SL        2636            8240     Shell-Bayou Pigeon
                                                   SL        8149            8235     SONAT-East Bayou Pigeon
                                                   SL        2035           10264     Southwest- Jeanerette
                                                   SL        9895           59632     Texaco-Bayou Sale
                                                   SL        8205           10272     Transco-Myette Point
                                                   SL        9829           10263     Trunkline-Centerville

               Thibodaux-Morgan City               SL        2250           33435     A. Glassell-Chacahoula
                                                   SL        2335          186009     Amoco-North Rousseau
                                                   SL        2835            6912     Lake Palourde
                                                   SL        9873            8875     Linder Oil-Chacahoula
                                                   SL        9175          124990     LLOG-Chacahoula
                                                   SL        9847           43636     LRC-Choctaw
                                                   SL        2440            8877     Magna-Chacahoula #1
                                                   SL        2445            8878     Magna-St. John #2
                                                   SL        2470           60191     Patterson-Chacahoula
                                                   SL        2135           10145     Simon Pass
                                                   SL        9481          144064     Transco-Thibodaux
SOUTH
               Egan-Eunice                         SL        9003           38233     Egan
                                                   SL        9415          171298     Tejas Power-Egan
SOUTHWEST
               East Cameron-Lowry                  SL        9872           30078     E.C. 9A
                                                   SL        2581           30074     E.C. 14
                                                   SL        2033           43548     Little Cheniere-Arco
                                                   SL        2034           43549     Little Cheniere-Linder
                                                   SL        2392            7561     LRC-Grand Cheniere

               Lowry-Eunice                        SL        9843          156905     Mobil-Lowry
                                                   SL        9446            7580     NGPL-Lowry
                                                   SL        2437          149325     ENOGEX/NGPL Tap Washita
                                                   SL        9169          149326     TEX SW/NGPL Washita
                                                   SL        9171          149313     Transok/NGPL Inter #2 Beckham

                                      A-I-2

                                                              TGT
                                                             Meter
 Lateral              Segment                     Zone        No.            DRN                Supply Point
----------------------------------------------------------------------------------------------------------------------
SOUTHWEST (CONT.)                                  SL        9170          149321      Transok/NGPL Inter #2 Custer
                                                   SL        9172          149329      Transok/NGPL Waggs Wheeler
WEST
               Iowa-Eunice                         SL        9507           21777     Camex-China
                                                   SL        8170            8613     Iowa
                                                   SL        9445            8617     Kilroy Riseden-Woodlawn

               Mallard Bay-Woodlawn                SL        2140            8610     California Co.-South Thornwell
                                                   SL        2615            7585     Caroline Hunt Sands-S. Thornwell
                                                   SL        2207           60169     Franks Petroleum-Chalkley
                                                   SL        9028           43506     Gas Energy Development-Hayes
                                                   SL        9565                     HS Resources-Welsh
                                                   SL        2355           81054     Humble-Chalkley
                                                   SL        2383            7567     IMC Wintershall-Chalkley
                                                   SL        8071            7571     LRC-Mallard Bay
                                                   SL        9828            8585     Riverside-Lake Arthur
                                                   SL        2635          107453     Shell-Chalkley
                                                   SL        2822            7586     Superior-S. Thorwell
                                                   SL        2885            8603     Union Texas-Welsh
W.C. 294
               Entering at ANR-                    SL        2868           33213     H.I. A-247/A-244A/A-231
               Eunice                              SL        9176          154807     H.I. A-247/A-245
                                                   SL        9135           41343     W.C. 167/HIOS Mainline
                                                   SL        9136           55151     W.C. 167/Near Shore
                                                   SL        9026           29497     W.C. 167/132
                                                   SL        9440          186036     W.C. 293/306A
                                                   SL        9396           60204     W.C. 293/H.I. 120/H.I. 120-128
                                                   SL        9383           43734     W.C.293/H.I. 167/H.I. 167-166
                                                   SL        2838           29693     W.C. 294
MAINLINE
               Eunice-Zone SL/1 Line               SL        9035            6519     ANR-Eunice
                                                   SL        9084          105453     Bayou Pompey
                                                   SL        8107            8120     Evangeline
                                                   SL        9536          225010     Louisiana Chalk-Eunice
                                                   SL        8046            8121     Mamou
                                                   SL        3800          124803     Pooling Receipt-Zone SL
                                                   SL        3900          154805     SL Lateral Terminus

                                      A-I-3

                                  EXHIBIT "A-I"
                          SECONDARY POINT(S) OF RECEIPT

                                                              TGT
                                                             Meter
 Lateral              Segment                     Zone        No.            DRN                   Supply Point
---------------------------------------------------------------------------------------------------------------------------
NORTH LOUISIANA
               Carthage-Haughton                    1        2102          152451     Champlin
                                                    1        9805           43386     Delhi
                                                    1        9051            7148     Grigsby
                                                    1        9575                     Reliant-Oakland
                                                    1        8116           42473     Texas Eastern-Sligo
                                                    1        9884           49099     Valero-Carthage

               Haughton-Sharon                      1        8003           43390     Barksdale
                                                    1        2455           38387     Beacon
                                                    1        9866           44088     Cornerstone- Ada
                                                    1        2340            7787     F.E. Hargraves-Minden
                                                    1        2186            7790     LGI#1
                                                    1        9539          226834     Marathon-Cotton Valley
                                                    1        2456            7046     McCormick
                                                    1        2457            7788     Minden-Hunt
                                                    1        2459           11259     Minden Pan- Am #1
                                                    1        9819           43554     Nelson-Sibley
                                                    1        9461           43555     Olin-McGoldrick
                                                    1        2760           38250     Sligo Plant
                                                    1        9834           49082     Texaco-Athens

               Sharon                               1        2145           38281     Claiborne
                                                    1        9439          185980     Energy Management-Antioch
                                                    1        2010            7795     Fina Oil-HICO
                                                    1        9818            7789     PGC-Bodcaw
                                                    1        2757            7792     Texas Eastern-Sharon

               Sharon-East                          1        9418          171295     Associated-Calhoun
                                                    1        2631           38310     Calhoun Plant
                                                    1        2632           38300     Dubach
                                                    1        9554          241523     Duke Energy-Hico Knowles
                                                    1        2202          144066     Ergon-Monroe
                                                    1        8760            9334     Lonewa
                                                    1        8020            9217     MRT-Bastrop
                                                    1        9302            9335     Munce
                                                    1        9812           43556     Par Minerals/Downsville
                                                    1        9823           43559     Reliance-Bernice
                                                    1        2612           10799     Reliance-West Monroe
                                                    1        2634            9339     Southwest-Guthrie
MAINLINE
               Bastrop-North                        1        9871          132993     Entergy-Helena
                                                    1        9303            1484     Helena #2
                                                    1        1600          132977     Memphis Light, Gas and Water Division
                                                    1        3801          134577     Pooling Receipt-Zone 1
                                                    1        9563                     Union Pacific-Bastrop

                                      A-I-1

                                                              TGT
                                                             Meter
 Lateral              Segment                     Zone        No.            DRN              Supply Point
------------------------------------------------------------------------------------------------------------------
MAINLINE (CONT.)
               Zone SL/1 Line-Bastrop               1        2020           44085     Arkla-Perryville
                                                    1        9870           44087     Channel Explo.-Chicksaw Creek
                                                    1        9826            9332     Delhi-Ewing
                                                    1        9581                     Entergy
                                                    1        2361            9321     Guffey-Millhaven
                                                    1        9814           43538     Hogan-Davis Lake
                                                    1        9535          227944     PanEnergy-Perryville
                                                    1        8063            9670     Pineville (LIG)
                                                    1        2648            9214     Spears
                                                    1        9832           43414     Wintershall-Clarks

                                      A-I-2

                               CONTRACT NO. T15793
                         Contract Demand 10,000 MMBtu/D

                                   EXHIBIT "B"
                              POINT(S) OF DELIVERY
                                     ZONE 1

Meter                                                                                                  MAOP       MDP*
 No.            DRN                     Name and Description                      Facilities          (psig)     (psig)
-----------------------------------------------------------------------------------------------------------------------
1631           60206       Mississippi Valley Gas Company
                           BENOIT - S12, T20N, R8W, Bolivar County, MS                (1)               600        300
                           BOLIVAR DISTRICT - S4, T22N, R6W, Bolivar                  (1)               810        300
                           County, MS
                           CLARKSDALE - S30, T27N, R3W, Coahoma                       (1)               560        250
                           County, MS
                           CLARKSDALE AIR BASE - S16, T28N, R3W,                      (1)               560        150
                           Coahoma County, MS
                           CLEVELAND - S10, T22N, R6W, Bolivar County, MS             (1)               640        325
                           DESOTO DISTRICT - S23, T1S, R8W, DeSoto                    (1)               674        400
                           County, MS
                           DUNCAN - Sll , T25N, R5W, Bolivar County, MS               (1)               840        150
                           FEDERAL COMPRESS - S9, T5S, R11W, Tunica                   (1)               486        200
                           County, MS
                           GAY HILL - S29, T1S, R8W, DeSoto County, MS                (1)               840        100
                           GREENBROOK - S24, T1S, R8W, DeSoto County, MS              (1)               674        300
                           JONESTOWN - S4, T28N, R3W, Coahoma County, MS              (1)               560        250
                           LAKE CORMORANT - S13, T2S, R10W, DeSoto                    (1)               500        150
                           County, MS
                           LAKE CORMORANT #2 - S31, T2S, R9W, DeSoto                  (1)               810        400
                           County, MS
                           LULA - S25, T30N, R3W, Coahoma County, MS                  (1)               500        150
                           LYNCHBURG - S36, T1S, R9W, DeSoto County, MS               (1)               840        100
                           LYON - S17, T27N, R3W, Coahoma County, MS                  (1)               640        325
                           MERIGOLD NO. 1 - S9, T23N, R5W, Bolivar                    (1)               640        150
                           County, MS
                           MERIGOLD NO. 2 - S9, T23N, R5W, Bolivar                    (1)               640        250
                           County, MS
                           MVG-GREENVILLE AIR BASE - S22, T19N, R8W                   (1)               600        300
                           Washington County, MS
                           MVG-GREENVILLE #1 - S12, T18N, R8W,                        (1)               640        300
                           Washington County, MS
                           MVG-GREENVILLE #3 - S24, T18N, R8W,                        (1)               840        575
                           Washington County, MS
                           MVG-GREENVILLE #4 - S14, T17N, R9W,                        (1)               672        250
                           Washington County, MS
                           MVG-HARDY SPRINGS - Grenada County, MS                     (1)
                           NATIONAL PACKING - S14, T17N, R9W,                         (1)               672        150
                           Washington County, MS
                           NORTH TUNICA - S27, T4S, R11W, Tunica                      (1)                          325
                           County, MS
                           REFUGE PLANTING - S11, T18N, R8W, Washington               (1)               672        150
                           County, MS
                           ROBINSONVILLE - S18, T3S, R10W, Tunica                     (1)               486        325
                           County, MS

NOTE: SEE ATTACHED STANDARD FACILITIES KEY FOR EXPLANATION OF FACILITIES.
      *MINIMUM DELIVERY PRESSURE

                                       B-l

Meter                                                                                                  MAOP       MDP*
 No.            DRN                     Name and Description                      Facilities          (psig)     (psig)
-----------------------------------------------------------------------------------------------------------------------
                           RURAL-MS-MVG                                                                             50
                           SCOTT- S26, T20N, R8W, Bolivar County, MS                  (1)               600        150
                           SHELBY - S8, T24N, R5W, Bolivar County, MS                 (1)               840        150
                           TUNICA - S4, T5S, R11W, Tunica County, MS                  (1)               500        150
                           VINEY RIDGE ROAD - S10, T26N, R4W,
                           Coahoma County, MS
                           WALLS - S33, T1S, R9W, DeSoto County, MS                   (1)               417        150

NOTE: SEE ATTACHED STANDARD FACILITIES KEY FOR EXPLANATION OF FACILITIES.
      *MINIMUM DELIVERY PRESSURE

                              CONTRACT NO. T015793
                               FIRM TRANSPORTATION
                                    AGREEMENT
                                    EXHIBIT C
                             SUPPLY LATERAL CAPACITY

                         MISSISSIPPI VALLEY GAS COMPANY

                                                                         PREFERENTIAL RIGHTS
                                                                               MMBtu/d
            SUPPLY LATERAL                                           WINTER                SUMMER
                                                                     ------                ------
Zone 1 Supply Lateral(s)
North Louisiana Leg:                                                      0                 3,567
                                                                     ----------------------------
                 Total Zone 1 :                                           0                 3,567

Zone SL Supply Lateral(s)
East Leg:                                                               221                   185
Southeast Leg:                                                        5,338                 3,560
South Leg:                                                            3,514                 1,380
Southwest Leg:                                                        1,178                 1,024
West Leg:                                                             1,794                   584
WC-294:                                                                 355                     0
HIOS(atANR-Eunice):                                                       0                     0
                                                                     ----------------------------
                 Total Zone SL:                                      12,400                 6,733
                                                                     ----------------------------
                 Grand Total:                                        12,400                10,300
                                                                     ============================

NOTE: THIS IS A ZONE SL TO ZONE 1 FT.

EFFECTIVE DATE: December 1, 1999

                             STANDARD FACILITIES KEY

(1) Measurement facilities are owned, operated, and maintained by Texas Gas Transmission Corporation.

(2) Measurement facilities are owned, operated, and maintained by ANR Pipeline Company.

(3) Measurement facilities are owned, operated, and maintained by Reliant Energy-Arkla.

(4) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Kerr-McGee Corporation.

(5) Measurement facilities are owned, operated, and maintained by Koch Gateway Pipeline Company.

(6) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Koch Midstream Services Company.

(7) Measurement facilities are owned, operated, and maintained by Kerr-McGee Corporation.

(8) Measurement facilities are owned, operated, and maintained by Louisiana Intrastate Gas Corporation.

(9) Measurement facilities are owned, operated, and maintained by CMS Trunkline Gas Company.

(10) Measurement facilities are owned, operated, and maintained by Columbia Gulf Transmission Company.

(11) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Columbia Gulf Transmission Company.

(12) Measurement facilities are owned, operated, and maintained by Florida Gas Transmission Company.

(13) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by ANR Pipeline Company.

(14) Measurement facilities are owned by Champlin Petroleum Company and operated and maintained by ANR Pipeline Company.

(15) Measurement facilities are owned by Transcontinental Gas Pipe Line Corporation and operated and maintained by ANR Pipeline Company.

(16) Measurement facilities are jointly owned by others and operated and maintained by ANR Pipeline Company.

(17) Measurement facilities are owned by Koch Gateway Pipeline Company and operated and maintained by ANR Pipeline Company.

(18) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Texas Eastern Transmission Corporation.

(19) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Natural Gas Pipeline Company of America.

(20) Measurement facilities are owned by Louisiana Intrastate Gas Corporation and operated and maintained by Texas Gas Transmission Corporation.

(21) Measurement facilities are owned, operated, and maintained by Texas Eastern Transmission Corporation.

(22) Measurement facilities are owned by Kerr-McGee Corporation and operated and maintained by ANR Pipeline Company.

(23)  Measurement facilities are operated and maintained by ANR Pipeline
      Company.

(24) Measurement facilities are owned, operated, and maintained by Transcontinental Gas Pipe Line Corporation.

(25) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Tennessee Gas Pipeline Company.

(26) Measurement facilities are owned, operated, and maintained by Northern Natural Gas Company.

(27) Measurement facilities are owned and maintained by Faustina Pipeline Company and operated by Texas Gas Transmission Corporation.

(28) Measurement facilities are owned by Samedan and operated and maintained by ANR Pipeline Company.

(29) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by CNG Producing.

(30) Measurement facilities are owned, operated, and maintained by Devon Energy Corporation.

(31) Measurement facilities are owned by Energen Resources MAQ, Inc. and operated and maintained by Texas Gas Transmission Corporation.

(32) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Trunkline Gas Company.

(33) Measurement facilities are owned by Linder Oil Company and operated and maintained by Texas Gas Transmission Corporation.

(34) Measurement facilities are owned, operated, and maintained by Mississippi River Transmission Corporation.

(35)  Measurement facilities are owned, operated, and maintained by Texaco Inc.

(36) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Louisiana Resources Company.

(37) Measurement facilities are owned, operated, and maintained by Louisiana Resources Company.

(38) Measurement facilities are owned by Oklahoma Gas Pipeline Company and operated and maintained by ANR Pipeline Company.

(39) Measurement and interconnecting pipeline facilities are owned and maintained by Louisiana Resources Company. The measurement facilities are operated and flow controlled by Texas Gas Transmission Corporation.

(40) Measurement facilities are owned by Hall-Houston and operated and maintained by ANR Pipeline Company.

(41) Measurement facilities are owned, operated, and maintained as specified in Exhibit "B".

(42) Measurement facilities are owned by Enron Corporation and operated and maintained by Texas Gas Transmission Corporation.

(43) Measurement facilities are owned by United Cities Gas Company and operated and maintained by TXG Engineering, Inc.

(44) Measurement facilities are owned, operated, and maintained by Reliant Energy Gas Transmission Company.

(45) Measurement facilities are owned by Falcon Seaboard Gas Company and operated and maintained by Texas Gas Transmission Corporation.

(46) Measurement facilities are owned by ANR Pipeline Company and operated and maintained by High Island Offshore System.

(47) Measurement facilities are owned by Forest Oil Corporation, et al., and operated and maintained by Tenneco Gas Transportation Company.

(48) Measurement facilities are owned by PSI, Inc., and operated and maintained by ANR Pipeline Company.

(49) Measurement facilities are owned, operated, and maintained by Tennessee Gas Pipeline Company.

(50) Measurement facilities are owned, operated, and maintained by Colorado Interstate Gas Company.

(51) Measurement facilities are owned by Producer's Gas Company and operated and maintained by Natural Gas Pipeline Company of America.

(52) Measurement facilities are owned by Zapata Exploration and operated and maintained by ANR Pipeline Company.

(53) Measurement facilities are jointly owned by Amoco, Mobil, and Union; operated and maintained by ANR Pipeline Company.

(54) Measurement facilities are owned, operated, and maintained by PG&E Texas Pipeline, L.P.

(55) Measurement facilities are owned by Walter Oil and Gas and operated and maintained by Columbia Gulf Transmission Company.

(56) Measurement facilities are operated and maintained by Natural Gas Pipeline Company of America.

(57) Measurement facilities are operated and maintained by Texas Gas Transmission Corporation.

(58) Measurement facilities are operated and maintained by Tennessee Gas Pipeline Company.

(59) Measurement facilities are operated and maintained by Columbia Gulf Transmission Company.

(60) Measurement facilities are owned, operated, and maintained by Midwestern Gas Transmission Company.

(61) Measurement facilities are owned, operated, and maintained by Western Kentucky Gas Company.

(62) Measurement facilities are owned by Egan Hub Partners, L. P., and operated and maintained by Texas Gas Transmission Corporation.

(63) Measurement facilities are owned and maintained by Louisiana Chalk Gathering System and operated by Texas Gas Transmission Corporation.

(64) Measurement facilities are owned, operated, and maintained by Nautilus Pipeline Company.